UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2008

INFINITY CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-30999	16-1675285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Broad Street, 5th Floor, New York, NY  10004
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (212) 962-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As of the 17th day of January, 2008, Infinity Capital Group, Inc., a Maryland corporation (“Infinity”) and Barry Wien and Frank Wien (jointly and severally referred to as “Wien”) entered into a Settlement Agreement (“Settlement Agreement”).

The Parties have previously entered into other agreements and understandings (the “Previous Agreements”), to wit:

•	A Seven (7%) Percent Secured Convertible Promissory Note, dated November 10, 2004 (the “Infinity Note”);
•	An Escrow Agreement, dated November 10, 2004 (the “Escrow Agreement”);
•	A Security Agreement, dated November 10, 2004 (the “Security Agreement”);
•	Two amendments to the Infinity Note, dated March 30, 2005 and September 30, 2005, respectively (the Note Amendments”); and
•	A Debt Restructuring Agreement, dated September, 2005 (the “Debt Restructuring Agreement”).

The Parties entered into the Settlement Agreement to settle and to discharge the obligations under the Previous Agreements.

Key points of the January 17, 2008 Settlement Agreement are as follows:

•	In substitution and replacement for the obligations of Infinity in the Infinity Note and Note Amendments, Infinity agreed to pay the sum of $125,000 to Wien;
•	Infinity agreed to issue to Wein 100,000 shares of its common stock;
•
Wien forgave the payment by Infinity of the Infinity Note, as amended by the Note Amendments, which is deemed to be fully paid and the obligations thereof satisfied, without reservation or condition.  All covenants and agreements within the Infinity Note, the Note Amendments and the Debt Restructuring Agreement, whatsoever, are terminated and are without force or effect;

•
Immediately after Satellite Organizing Solutions, Inc. (“SOS”) completes its first acquisition, merger or similar transaction, Infinity shall assign and transfer a number of shares to Wien so that Wien will hold 12.5% of the number of shares of common stock of SOS held by Infinity (including its officers, directors and employees), immediately after SOS completes such acquisition, merger or similar transaction;  SOS (now called Strategic Environmental & Energy Resources, Inc. - “SEER”) has completed a merger and a 1 for 4 reverse split and the lenders have received 78,125 shares post-reverse split of SEER;

•	As security for the payment of the Subsequent Payments, Infinity agreed to pledge 2,500,000 shares of the common stock of Satellite Organizing Solutions, Inc. (pre-reverse split).

The Agreement in its entirety is attached hereto as Exhibit 10.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

a)	Financial Statements of business acquired:	None
b)	Pro Forma Financial Information:	None
c)	Shell Company Transactions:	None
d)	Exhibits:	10.1 – Settlement Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2008
INFINITY CAPITAL GROUP, INC.

/s/Gregory H. Laborde
Gregory H. Laborde, President